February 4, 2011

BNY MELLON FUNDS TRUST
- BNY Mellon Income Stock Fund

Supplement to Prospectus
dated December 31, 2010
(Class M and Investor shares)

Effective on or about March 15, 2011 (the "Effective Date"), BNY Mellon Income Stock Fund (the "Fund") will change its benchmark index to the Dow Jones U.S. Select Dividend IndexSM (the "New Index") from the Russell 1000® Value Index (the "Russell 1000").  The New Index is comprised of 100 of the highest dividend-yielding securities from the universe of all dividend-paying companies in the Dow Jones U.S. IndexSM, a broad-based index that is representative of the total U.S. equity market.  The New Index was first calculated on November 3, 2003 and, therefore, the Fund will continue to report the performance of the Russell 1000 (and the New Index) until the New Index has been calculated for a 10-year period.

The following information supersedes and replaces any contrary information contained in the sections of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Income Stock Fund – Principal Investment Strategy" and "Fund Details - BNY Mellon Income Stock Fund" as of the Effective Date:

The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (the “Index”), but allocations may differ from those of the Index.  The fund also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

The following information supplements and should be read in conjunction with the information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Income Stock Fund – Principal Risks" as of the Effective Date:

•         Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•         Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

The following information supplements and should be read in conjunction with the information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Income Stock Fund – Performance" as of the Effective Date:

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
BNY Mellon Income Stock Fund - Class M	23.07%	0.44%	-0.03%*
Dow Jones U.S. Select Dividend Index	11.13%	-2.03%	--**
Russell 1000 Value Index	19.69%	-0.25%	2.47%

Average Annual Total Returns as of 12/31/09
Share Class (Inception Date)	1 Year	5 Years	Since Inception
Class M (10/2/00) returns before taxes	23.07%	0.44%	-0.11%
Class M returns after taxes on distributions	22.70%	-1.05%	-1.40%
Class M returns after taxes on distributions and sale of fund shares	15.36%	0.50%	-0.17%
Investor (7/11/01) returns before taxes	22.78%	0.17%	1.30%
Dow Jones U.S. Select Dividend Index reflects no deduction for fees, expenses or taxes	11.13%	-2.03%	--**
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	19.69%	-0.25%	2.32%***

*       Reflects the performance of the predecessor CTF through 10/1/00.

**     The Dow Jones U.S. Select Dividend Index was first calculated on November 3, 2003. Accordingly, the fund will continue to report the performance of the Russell 1000 Value Index until the Dow Jones U.S. Select Dividend Index has been calculated for a 10-year period.

***   From inception of Class M shares. For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.